UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2006

COMMUNITY BANCSHARES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-16461	63-0868361
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

68149 Main Street, Blountsville, Alabama 35031

(Address of Principal Executive Offices, including Zip Code)

(205) 429-1000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On February 1, 2006, Community Bancshares, Inc. (the “Company”) announced that it will restate its previously reported quarterly and year end results for 2004 and the first three quarters of 2005 as a result of its conclusion that an interest rate swap did not qualify for an abbreviated method of fair value hedge accounting.

In December 2003, the Company entered into a swap to hedge a pool of fixed rate certificates of deposit and accounted for the swap using an abbreviated method of fair value hedge accounting under SFAS 133, known as the “short-cut” method, which assumes that the hedging transactions are effective. In light of recent interpretations of SFAS 133 within the industry and discussions between the Company’s officers and its independent accountants in consultation with the Chairman of the Company’s Audit Committee, the Company’s officers reevaluated this transaction and determined on February 1, 2006 that the swap did not qualify for the short-cut method in prior periods. While the Company believes that the swap has been and will continue to be a highly effective hedge of economic risk on a specified group of certificates of deposit, the Company will be restating its previously reported quarterly and year end results for 2004 and the first three quarters of 2005. The cumulative impact of this revised treatment reduced unaudited earnings by $133,200, or $0.01 per basic share, for the nine months ended September, 30, 2005 and $172,800, or $0.02 per basic share, for the year ended 2004. The restatement will have no impact on the Company’s cash flows and no material impact on the Company’s 2003 financial statements. In fact, since the Company intends to hold this swap until its maturity date on June 8, 2007, the Company expects to completely offset the impact on 2004 and 2005 as the fair market value increases to zero up until its maturity date notwithstanding quarterly fluctuations. If the swap is held to maturity as is intended, there will be no overall effect on book value per share as a result of fluctuations in the swap’s fair market value over its 3.5 year life. Between the dates the interest rate swap was entered into and maturity or termination or sale of the swap, our earnings will fluctuate based upon changes in the fair value of the swap. The changes in earnings and shareholders’ equity shown in the following tables will have the same effects on our book value per share.

The effect this restatement had on earnings for the affected periods is as follows (unaudited):

			Total	Nine Months Ended September 30, 2005	Year Ended December 31, 2004
Interest expense			$288,078	$(10,823)	298,901
Noninterest income			(221,922)	(232,823)	10,901
Provision for income taxes			(204,000)	(88,800)	(115,200)

Net income			$(306,000)	$(133,200)	(172,800)

Diluted earnings per share			$(0.03)	$(0.01)	(0.02)

			For the Quarter Ended
		Total	March 31, 2005	June 30, 2005	September 30, 2005
Interest expense		$(10,823)	$18,621	$748	(30,192)
Noninterest income		(232,823)	(223,379)	134,748	(144,192)
Provision for income taxes		(88,800)	(96,800)	53,600	(45,600)

Net income		$(133,200)	$(145,200)	$80,400	(68,400)

Diluted earnings per share		$(0.01)	$(0.01)	$0.01	$(0.01)

		For the Quarter Ended
	Total	March 31, 2004	June 30, 2004	September 30, 2004	December 31, 2004
Interest expense	$298,901	$89,784	$87,921	$60,545	60,651
Noninterest income	10,901	387,784	(620,079)	368,545	(125,349)
Provision for income taxes	(115,200)	119,200	(283,200)	123,200	(74,400)

Net income	$(172,800)	$178,800	$(424,800)	$184,800	(111,600)

Diluted earnings per share	$(0.02)	$0.02	$(0.05)	$0.02	(0.01)

The following tables reflect the previously reported amounts and the restated results by financial statement line item for the consolidated balance sheets and statement of stockholders’ equity as of September 30, 2005 and December 31, 2004 and the consolidated statements of income for the nine months ended September 30, 2005 and for the year ended December 31, 2004.

	As of September 30, 2005		As of December 31, 2004
	As Previously Reported (Unaudited)	As Restated (Unaudited)	As Previously Reported	As Restated (Unaudited)
Consolidated Balance Sheets:
Other assets	$16,556,350	$16,760,350	$17,688,360	$17,803,560
Total assets	569,929,832	570,133,832	553,423,778	553,538,978
Interest bearing deposits	364,453,208	364,963,208	378,346,834	378,634,834
Total deposits	437,360,055	437,870,055	448,626,782	448,914,782
Total liabilities	526,082,823	526,592,823	510,547,014	510,835,014
Retained earnings	(1,281,222)	(1,587,222)	(1,899,382)	(2,072,182)
Total shareholders’ equity	43,847,009	43,541,009	42,876,764	42,703,964
Total liabilities and shareholders’ equity	569,929,832	570,133,832	553,423,778	553,538,978

Consolidated Statement of Changes in Shareholders’ Equity:
Increase attributable to net income	618,160	484,960	176,604	3,804
Balance, end of period	43,847,009	43,541,009	42,876,764	42,703,964

	For the Nine Months Ended September 30, 2005		For the Year Ended December 31, 2004
	As Previously Reported (Unaudited)	As Restated (Unaudited)	As Previously Reported	As Restated (Unaudited)
Consolidated Statements of Income:
Interest on deposits	$7,500,714	$7,489,891	$8,816,360	$9,115,261
Total interest expense	10,158,235	10,147,412	12,626,216	12,925,117
Net interest income	14,665,525	14,676,348	18,675,222	18,376,321
Net interest income after provision for loan losses	14,002,590	14,013,413	17,687,783	17,388,882
Trading gains (losses) on economic hedges	—	(232,823)	—	10,901
Total noninterest income	5,127,964	4,895,141	6,831,400	6,842,301
Net income (loss) before income taxes	933,061	711,061	53,497	(234,503)
Income tax (expense) benefit	(314,901)	(226,101)	123,107	238,307
Net income	618,160	484,960	176,604	3,804
Per common share:
Basic earnings	$0.07	$0.06	$0.02	$0.00
Diluted earnings	$0.07	$0.06	$0.02	$0.00

Our financial statements as of and for the year ended December 31, 2004 and as of and for the quarters ended March 31, June 30 and September 30, 2005 and the corresponding quarters of 2004 should not be relied upon until restated.

Cautionary Notice Regarding Forward-Looking Statements

This Report includes forward-looking statements within the meaning and subject to the protection of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements include, but are not limited to, statements related to the Company’s expectations regarding the unaudited estimated effects of the restatement upon the Company’s earnings, cash flows, shareholders’ equity, book value and the expectations regarding holding the interest rate swap until maturity and the related effects, and other factors and other information discussed in any of the Company’s current, periodic and other reports and documents filed with the Securities and Exchange Commission under the Exchange Act of 1934. These forward-looking statements speak only as of the date hereof, and the Company does not undertake, and expressly disclaims, any obligation to update these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANCSHARES, INC.

/s/ Patrick M. Frawley
Patrick M. Frawley
Chairman, Chief Executive Officer and
President

Date: February 27, 2006